THIRD AMENDMENT AND CONSENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT AND CONSENT TO CREDIT AGREEMENT (this “Amendment”), dated as of February 8, 2008, is entered into by and among OHI ASSET, LLC, a Delaware limited liability company, OHI ASSET (ID), LLC, a Delaware limited liability company, OHI ASSET (LA), LLC, a Delaware limited liability company, OHI ASSET (TX), LLC, a Delaware limited liability company, OHI ASSET (CA), LLC, a Delaware limited liability company, DELTA INVESTORS I, LLC, a Maryland limited liability company, DELTA INVESTORS II, LLC, a Maryland limited liability company and TEXAS LESSOR - STONEGATE, LP, a Maryland limited partnership (each of the foregoing entities shall be hereinafter referred to individually as a “Borrower” and collectively as the “Borrowers”), the Lenders (as defined below) and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer.

RECITALS

WHEREAS, the Borrowers, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent, are party to that certain Credit Agreement dated as of March 31, 2006, as amended by that certain First Amendment to Credit Agreement dated as of June 30, 2006, as amended by that certain Second Amendment, Waiver and Consent to Credit Agreement dated as of October 23, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Credit Agreement”);

WHEREAS, the Borrowers and Omega Healthcare Investors, Inc. (the “Parent”) have informed the Administrative Agent that Schedule 5.12 and Schedule 5.13 to the Existing Credit Agreement were incorrect as of the Closing Date with respect to the Facility Leases covering the Borrowing Base Assets known as the Idaho Falls Care Center and the Twin Falls Care Center (collectively, the “Peak Properties”);

WHEREAS, the Borrowers and the Parent have also informed the Administrative Agent that the Parent is in the process of amending and restating the Amended and Restated Master Lease Agreement, made and entered into March 1, 2004 to be effective as of December 1, 2003 as amended by and among the Parent, Sun Healthcare Group, Inc. and its Affiliates (“Sun”) and the respective lessor and lessee entities identified on the signature page thereto (the “Sun Master Lease”) to, among other things, add approximately ten (10) additional properties indirectly owned by the Parent and currently leased by Sun (the “Additional Sun Properties”) to the amended and restated Sun Master Lease (the “Amended and Restated Sun Lease”);

WHEREAS, the Borrowers and the Parent have further informed the Administrative Agent that the Borrowers intend to (i) qualify approximately four (4) of the Additional Sun Properties (set forth in Part 3 of this Amendment) as Borrowing Base Assets under the Existing Credit Agreement (the “New Borrowing Base Assets”) and (ii) thereafter, release two (2) existing Borrowing Base Properties known as SunHealth Robert H. Ballard Rehab Hospital and Continental Rehab Hospital currently subject to the Sun Master Lease (the “Rehab Properties”) as Borrowing Base Properties;

WHEREAS, with respect to the Parent’s desire to enter into the Amended and Restated Sun Lease, Section 7.08(b) provides that the “Borrowers shall not, without the prior written consent of the Required Lenders enter into any material amendment or modification … any Material Contract”, the Parent has requested that the Lenders consent to the amendment and modifications and otherwise approve the Amended and Restated Sun Lease (the “Sun Master Lease Modification”);

WHEREAS, with respect to the Parent’s desire to release the Rehab Properties, Section 7.12(a)(iii) provides that the “the appraised value of the Borrowing Base Assets released … in any fiscal year pursuant to this Section 7.12, shall not exceed $25,000,000 in the aggregate and the appraised value of the Borrowing Base Assets released … during the entire term hereof shall not, in any case … exceed $75,000,000 in the aggregate” and as a result of the release of the SunBridge – Humble, Texas and SunBridge – Katy, Texas, Borrowing Base Properties on or about October, 2007, the Borrowers do not have the ability under Section 7.12(a)(iii) to also release the Rehab Properties, and as a result, the Borrowers have requested that (i) the Lenders consent to the additional release of the Rehab Properties, notwithstanding the limitation imposed by Section 7.12(a)(iii) (the “Rehab Properties Release”) and (ii) amend Section 7.12(a)(iii) to amend the limitations imposed by such section;

WHEREAS, the Parent has requested, and the Lenders have agreed, to (i) consent to the Sun Master Lease Modification, (ii) consent to the Rehab Properties Release and (iii) amend certain provisions of the Existing Credit Agreement as set forth hereinbelow.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

PART 1
DEFINITIONS

SUBPART 1.1  Certain Definitions.  Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

“Amended Credit Agreement” means the Existing Credit Agreement as amended hereby.

“Amendment No. 3 Effective Date” is defined in Subpart 5.1.

SUBPART 1.2  Other Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Existing Credit Agreement.

PART 2
CONSENT TO SUN LEASE MODIFICATION AND REHAB PROPERTY RELEASE

In connection with the Sun Master Lease Modification, the Lenders hereby consent to and approve the Amended and Restated Sun Lease in the form attached hereto as Exhibit A.

Additionally, in connection with the Rehab Property Release, the Lenders hereby consent to the release of the Rehab Properties to the extent that the Borrowers shall comply with each of the other requirements set forth in Section 7.12, including, without limitation, delivery of the certificate(s) described in Section 7.12(a)(ii).

The consents set forth in this Part 2 are limited to the extent described herein and shall not be construed to be a consent to the modification of any other terms of the Existing Credit Agreement or of the other Credit Documents, except as required to implement the consents set forth in this Part 2.

PART 3
CONSENT TO ADDITIONAL BORROWING BASE ASSETS

The Borrowers have been working to qualify the following four (4) Real Property Assets (collectively, the “Additional Borrowing Base Assets”) as Borrowing Base Assets under the Existing Credit Agreement:

No.	Property Name	Operator	Beds/Unit	Occupancy	Structure	City/State

1.	Falmouth Nursing & Rehab Center	Sun	120	84.20%	Lease	Falmouth, MA
2.	Mashpee Nursing & Rehab Center	Sun	98	89.8%	Lease	Mashpee, MA
3.	Wakefield Nursing & Rehab Center	Sun	149	69.8%	Lease	Wakefield, MA
4.	Westfield Nursing & Rehab Center	Sun	98	95.9%	Lease	Westfield, MA

Section 7.12(a)(i) of the Credit Agreement provides that the Borrowers may at any time include additional Real Property Assets as Borrowing Base Assets so long as: (a) such Real Property Assets satisfy the requirements set forth in the definition of Borrowing Base Assets (including without limitation, delivery of each of the Borrowing Base Asset Deliverables with respect thereto) and the (b) the Administrative Agent and the Required Lenders have approved such additional Real Property Assets as Borrowing Base Assets.

With respect to each of the Additional Borrowing Base Assets, the Administrative Agent and the Borrowers are in the process of receiving each of the items set forth in the definition of Borrowing Base Asset Deliverables.  The Borrowers and the Administrative Agent anticipate the completion of these requirements by February 15, 2008 and the relevant Borrowing Base Asset Deliverables (such as appraisals, leases, financial information and environmental reports) with respect to the Additional Borrowing Base Assets will be posted to Intralinks for Lender review as they are received.

For purposes of satisfying the consent requirements under the Credit Agreement, (including, without limitation, those consent requirements set forth in the definition of Borrowing Base Asset and in Section 7.12(a)(i)), effective as of the date upon which the Administrative Agent has satisfactorily received, reviewed and/or approved each of the items set forth in the definition of Borrowing Base Asset Deliverables and as otherwise required by applicable provisions of the Credit Agreement, the Lenders hereby consent to the inclusion of the Additional Borrowing Base Assets as Borrowing Base Assets under the Credit Agreement.

Notwithstanding the foregoing, with respect to the proposed Additional Borrowing Base Assets, since similar mortgages were filed in Massachusetts and legal opinions from local counsel were received in connection with the closing of the Credit Agreement on March 31, 2006 (and the title insurance to be received in connection with the Additional Borrowing Base Assets will insure that such mortgages are in a recordable form), the Lenders hereby consent to the waiver of the requirement in clause (a) of the definition of Borrowing Base Asset Deliverables which requires that the Lenders shall have received “a related legal opinion from special local counsel to the Borrowers opining as to the propriety of the form of such documents for recording in the applicable jurisdiction and such other matters as may be required by the Administrative Agent.”

The consents set forth in this Part 3 are limited to the extent described herein and shall not be construed to be a consent to the modification of any other terms of the Existing Credit Agreement or of the other Credit Documents, except as required to implement the consents set forth in this Part 3.

PART 4
AMENDMENTS TO EXISTING CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the Amendment No. 3 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part 4.

SUBPART 4.1  Section 1.01 of the Existing Credit Agreement is hereby amended to add the following new definitions in appropriate alphabetical order:

“Rehab Properties” means those certain Borrowing Base Assets as of the Third Amendment Effective Date known as SunHealth Robert H. Ballard Rehab Hospital and Continental Rehab Hospital.

“Third Amendment” means the Third Amendment and Consent to Credit Agreement, dated as of February 8, 2008, among the Borrowers, the Lenders and the Administrative Agent.

“Third Amendment Effective Date” means February 1, 2008.

SUBPART 4.2 Section 7.12(a)(iii) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

(iii)            Notwithstanding anything herein to the contrary, other than with respect to the Rehab Properties, following the Third Amendment Effective Date, the appraised value of the Borrowing Base Assets released (whether or not substituted therefore) in any fiscal year pursuant to this Section 7.12 shall not exceed $40,000,000 in the aggregate and the appraised value of the Borrowing Base Assets released (whether or not substituted therefore) during the entire term hereof shall not, in any case (and regardless of whether the $40,000,000/year limitation is met during any given year), exceed $100,000,000 in the aggregate; provided that to the extent the fair market value of the Rehab Properties exceeds $29,000,000 at the time of release, such excess amount shall be included in the limitation set forth in this Section 7.12(a)(iii)

SUBPART 4.3 Schedule 5.12, and Schedule 5.13 of the Existing Credit Agreement are hereby amended in their entireties to read as set forth on Schedule 5.12 and Schedule 5.13 attached hereto.

SUBPART 4.4 Schedule 10.02 to the Existing Credit Agreement is hereby amended to update the address of Borrowers’ counsel to the following:

Dewey & LeBoeuf LLP
1301 Avenue of the Americas
New York, New York 10019
Attention:  John R. Fallon, Jr., Esq.

PART 5
CONDITIONS TO EFFECTIVENESS

SUBPART 5.1  Amendment No. 3 Effective Date.  This Amendment shall be and become effective as of February 1, 2008 (the “Amendment No. 3 Effective Date”) when all of the conditions set forth in this Part 5 shall have been satisfied.

SUBPART 5.2 Execution of Counterparts of Amendment.  The Administrative Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of (a) the Borrowers, (b) the Required Lenders and (c) the Administrative Agent.

SUBPART 5.3  Execution of Guarantor Consent.  The Administrative Agent shall have received an acknowledgement and consent from each of the Guarantors.

SUBPART 5.4  Amended and Restated SUN SNDA.  The Administrative Agent shall have received an Amended and Restated Subordination, Non-Disturbance and Attornment Agreement from SUN with respect to the Peak Properties and the Additional Borrowing Base Assets as required by Section 6.16 of the Existing Credit Agreement.

SUBPART 5.5  Execution of Borrower Joinder Agreement.  The Administrative Agent shall have received an executed Borrower Joinder Agreement from OHIMA, Inc.

SUBPART 5.6  Other Items.  The Administrative Agent shall have received such other documents, agreements or information which may be reasonably requested by the Administrative Agent.

PART 6
MISCELLANEOUS

SUBPART 6.1 Construction.  This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Amended Credit Agreement.

SUBPART 6.2 Representations and Warranties.  Each Borrower hereby represents and warrants that it:  (a) has the requisite corporate power and authority to execute, deliver and perform this Amendment, as applicable and (b) is duly authorized to, and has been authorized by all necessary corporate action, to execute, deliver and perform this Amendment, (c) after giving effect to this Amendment, the representations and warranties contained in Section 6 of the Amended Credit Agreement are true and correct in all material respects on and as of the date hereof upon giving effect to this Amendment as though made on and as of such date (except for those which expressly relate to an earlier date) and (d) no Default or Event of Default exists under the Existing Credit Agreement on and as of the date hereof upon giving effect to this Amendment.

SUBPART 6.3 Counterparts.  This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed original counterpart of this Amendment.

SUBPART 6.4 Binding Effect.  This Amendment, the Amended Credit Agreement and the other Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof.  These Credit Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  Except as expressly modified and amended in this Amendment, all the terms, provisions and conditions of the Credit Documents shall remain unchanged and shall continue in full force and effect.

SUBPART 6.5 GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SUBPART 6.6 Severability.  If any provision of this Amendment is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

SUBPART 6.7 Affirmation.  The Credit Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by each Borrower.  Each Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Existing Credit Agreement, as otherwise waived, consented to and amended hereby, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Lenders’ part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.

SUBPART 6.8 No Waiver.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lenders, nor constitute a waiver of any provision of any Credit Document or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing.  Except as otherwise provided for in this Amendment, nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Documents or any of Lenders’ rights and remedies in respect of such Defaults or Events of Default.

SIGNATURE PAGES FOLLOW

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Third Amendment and Consent to Credit Agreement to be duly executed and delivered as of the date first above written.

BORROWERS:	OHI ASSET, LLC

OHI ASSET (ID), LLC

OHI ASSET (LA), LLC

OHI ASSET (TX), LLC

OHI ASSET (CA), LLC

DELTA INVESTORS I, LLC

DELTA INVESTORS II, LLC

By:	Omega Healthcare Investors, Inc.,

the Sole Member of each such Company

By:	/s/ Daniel J. Booth

Name:	Daniel J. Booth

Title:	Chief Operating Officer

TEXAS LESSOR - STONEGATE, LP

By:	Texas Lessor – Stonegate GP, Inc.,

Its General Partner

By:	/s/ Daniel J. Booth

Name:	Daniel J. Booth

Title:	Chief Operating Officer

LENDERS:	BANK OF AMERICA, N.A.,

as Administrative Agent

By:/s/ Gabriela Millhorn

Name: Gabriela Millhorn

Title: Senior Vice President

BANK OF AMERICA, N.A., as L/C Issuer, Swing Line Lender and as a Lender

By:   /s/ Gabriela Millhorn

Name:   Gabriela Millhorn

Title:    Senior Vice President

UBS LOAN FINANCE LLC
                                as a Lender

By:  /s/ Richard L. Tavrow

                                Name:    Richard L.Tavrow

                                Title:  Director

By:  /s/ Mary E. Evans

Name:  Mary E. Evans

Title:     Associate Director

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:  /s/ Carin Keegan

Name:   Carin Keegan

Title:      Director

By: /s/ Evelyn Thierry

Name:   Evelyn Thierry

Title:     Vice President

GENERAL ELECTRIC CAPITAL CORPORATION,
                                as a Lender

By:    /s/ Nicholas A. Aponte

Name:     Nicholas A. Aponte

Title:    Duly Authorized Signatory

LASALLE BANK, N.A.,
                                as a Lender

By:   /s/ Gabriela Millhorn

Name:   Gabriela Millhorn

Title:      Senior vice President

CITICORP NORTH AMERICA, INC.,

as a Lender

By:  /s/ Ricardo James

Name:   Ricardo James

Title:      Vice-President

CONSENT OF GUARANTORS

Each of the undersigned Guarantors, as a guarantor under the Guaranty, dated as of March 31, 2006, as amended (the “Guaranty”), hereby acknowledges and consents to the terms of the Third Amendment and Consent to Credit Agreement (the “Amendment”) to which this Consent of Guarantors is attached, and agrees that the Amendment does not operate to reduce or discharge such Guarantor’s obligations under the Guaranty or the other Credit Documents.  Each Guarantor further confirms that the Guaranty remains in full force and effect after giving effect thereto and represents and warrants that there is no defense, counterclaim or offset of any type or nature under the Guaranty.

Dated as of February [__], 2008

PARENT:	OMEGA HEALTHCARE INVESTORS, INC.,

a Maryland Corporation

By:	/s/ Daniel J. Booth

Name:	Daniel J. Booth

Title:	Chief Operating Officer

SUBSIDIARY GUARANTORS:	ARIZONA LESSOR – INFINIA, INC.

BALDWIN HEALTH CENTER, INC.

BAYSIDE STREET II, INC.

CANTON HEALTH CARE LAND, INC.

COLORADO LESSOR – CONIFER, INC.

COPLEY HEALTH CENTER, INC.

DIXON HEALTH CARE CENTER, INC.

FLORIDA LESSOR – EMERALD, INC.

FLORIDA LESSOR – MEADOWVIEW, INC.

GEORGIA LESSOR – BONTERRA/

PARKVIEW, INC.

HANOVER HOUSE, INC.

HUTTON I LAND, INC.

HUTTON II LAND, INC.

HUTTON III LAND, INC.

INDIANA LESSOR – JEFFERSONVILLE, INC.

INDIANA LESSOR – WELLINGTON MANOR, INC.

LEATHERMAN PARTNERSHIP 89-1, INC.

LEATHERMAN PARTNERSHIP 89-2, INC.

LEATHERMAN PARTNERSHIP 90-1, INC.

LONG TERM CARE ASSOCIATES – TEXAS, INC.

MERIDIAN ARMS LAND, INC.

OHI (CONNECTICUT), INC.

OHI (FLORIDA), INC.

OHI (ILLINOIS), INC.

OHI (INDIANA), INC.

OHI (IOWA), INC.

OHIMA, INC.

ORANGE VILLAGE CARE CENTER, INC.

PAVILLION NORTH PARTNERS, INC.

PAVILLION NURSING CENTER NORTH, INC.

ST. MARY’S PROPERTIES, INC.

STERLING ACQUISITION CORP.

THE SUBURBAN PAVILION, INC.

TEXAS LESSOR – STONEGATE, LIMITED, INC.

TEXAS LESSOR – STONEGATE GP, INC.

WASHINGTON LESSOR - SILVERDALE, INC.

By:	/s/ Daniel J. Booth

Name:	Daniel J. Booth

Title:	Chief Operating Officer

COLONIAL GARDENS, LLC

NRS VENTURES, L.L.C.

OHI ASSET (CO), LLC

OHI ASSET (CT) LENDER, LLC

OHI ASSET (FL), LLC

OHI ASSET (IL), LLC

OHI ASSET (OH), LLC

OHI ASSET (OH) LENDER, LLC

OHI ASSET (OH) NEW PHILADELPHIA, LLC

OHI ASSET (PA), LLC

OHI ASSET II (CA), LLC

OHI ASSET II (OH), LLC

OHI ASSET II (TX), LLC

OHI ASSET ESSEX (OH), LLC

WILCARE, LLC

By:	Omega Healthcare Investors, Inc., as the Sole Member of each of the Companies

By:  /s/ Daniel J. Booth

Name:    Daniel J. Booth

Title:     Chief Operating Officer

HOUSE OF HANOVER, LTD.

By:	OHI Asset (OH), LLC, as the

Sole Member of the Company

By:	Omega Healthcare Investors, Inc., as the Sole Member of the Company

By: /s/ Daniel J. Booth

Name:  Daniel J. Booth

Title:    Chief Operating Officer

PAVILLION NORTH, LLP

By:	Pavillion Nursing Center North, Inc. as its

General Partner

By:   /s/ Daniel J. Booth

Name:   Daniel J. Booth

Title:     Chief Operating Officer

OHI ASSET (PA) TRUST

OHI ASSET II (PA) TRUST

OHI ASSET III (PA) TRUST

By:	OHI Asset (PA), LLC, as the

Sole Trustee of the Trusts

By:	Omega Healthcare Investors, Inc., as the Sole Member

By:  /s/ Daniel J. Booth

Name:   Daniel J. Booth

Title:     Chief Operating Officer

EXHIBIT A

AMENDED AND RESTATED SUN LEASE

SEE ATTACHED

Schedule 5.12

REAL PROPERTY ASSET MATTERS

Part I – Borrowing Base Assets

SEE ATTACHED

Part II – Other Real Property Assets

NONE

Part III – Delinquent Tenants

NONE

Part IV – Facility Leases

SEE LIST ON SCHEDULE 5.13

Part V – Material Subleases

NONE

Collateral for the Bank of America Credit Facility

No.	No.	Property Name	Operator	Beds/Unit	Omega’s Structure	Address	City	State	Zip

		The Ensign Group
1.	1.	Claremont Care Center	Ensign	99	Lease	219 East Foothill Boulevard	Pomona	CA	92767
2.	2.	Arroyo Vista Nursing Center	Ensign	53	Lease	3022 45th Street	San Diego	CA	92105
3.	3.	Vista Knoll Specialized Care Center	Ensign	119	Lease	2000 Westwood Road	Vista	CA	92083
		Subtotal		271

		Nexion Health, Inc.
4.	1.	Patterson Healthcare Center	Nexion	131	Lease	910 Lia Street	Patterson	LA	70392
5.	2.	Village Creek Rehabilitation and Nursing Center	Nexion	120	Lease	705 North Main Street	Lumberton	TX	77657
6.	3.	Southwood Nursing and Rehabilitation Center	Nexion	160	Lease	200 Southwood Drive	Henderson	TX	75652
7.	4.	Truman W. Smith Children’s Care Center	Nexion	120	Lease	2200 West Upshur Avenue	Gladewater	TX	75647
8.	5.	Claiborne Healthcare Center	Nexion	86	Lease	1536 Claiborne Avenue	Shreveport	LA	71103
9.	6.	Gonzales Healthcare Center	Nexion	124	Lease	905 W. Cornerview Road	Gonzales	LA	70737
10.	7.	New Iberia Manor South	Nexion	100	Lease	600 Bayard Street	New Iberia	LA	70560
11.	8.	New Iberia Manor North	Nexion	121	Lease	1803 Jane Street	New Iberia	LA	70562
12.	9.	Kaplan Healthcare Center	Nexion	120	Lease	1300 West 8th Street	Kaplan	LA	70548
13.	10.	Lafayette Healthcare Center	Nexion	60	Lease	325 Bacque Crescent Drive	Lafayette	LA	70503
14.	11.	Many Healthcare North	Nexion	128	Lease	120 Natchitoches Highway 6 East	Many	LA	71449
15.	12.	Many Healthcare South	Nexion	60	Lease	255 Middle Creek Road	Many	LA	71449
16.	13.	Marrero Healthcare Center	Nexion	134	Lease	5301 August Lane	Marrero	LA	70072
17.	14.	Meadowview Healthcare Center	Nexion	230	Lease	400 Meadowview Drive	Minden	LA	71055
18.	15.	Pierremont Healthcare Center	Nexion	196	Lease	725 Mitchell Lane	Shreveport	LA	71106
19.	16.	Terrell Healthcare Center	Nexion	94	Lease	204 West Nash Street	Terrell	TX	75160
20.	17.	Thibodaux Healthcare Center	Nexion	78	Lease	1300 LaFourche Drive	Thibodaux	LA	70301
21.	18.	Vivian Healthcare Center	Nexion	100	Lease	912 S. Pecan Street	Vivian	LA	71082
22.	19.	Midwestern Healthcare Center	Nexion	121	Lease	601 Midwestern Parkway	Wichita Falls	TX	76302
		Subtotal		2,283

		StoneGate SNF Properties, LP
23.	1.	Colonial Pines Healthcare Center	Stonegate	107	Lease	1277 Farm Market Road	San Augustine	TX	75972
24.	2.	Heritage Plaza Nursing Center	Stonegate	95	Lease	600 West 52nd Street	Texarkana	TX	75503
25.	3.	Pine Grove Nursing Center	Stonegate	120	Lease	246 Haley Drive	Center	TX	75935
26.	4.	Reunion Plaza Senior Care and Rehabilitation Center	Stonegate	102	Lease	1401 Hampton Road	Texarkana	TX	75503
27.	5.	South Place Nursing Center	Stonegate	120	Lease	150 Gibson Road	Athens	TX	75751
28.	6.	West Place Nursing Center	Stonegate	120	Lease	8579 State Highway 31	Athens	TX	75751
		Subtotal		664

		Sun Healthcare Group
29.	1.	SunBridge Care and Rehabilitation of Alleghany	Sun	112	Lease	179 Combs Street	Sparta	NC	28675
30.	2.	SunBridge Care and Rehabilitation for Circleville	Sun	100	Lease	1155 Atwater Avenue	Circleville	OH	43113
31.	3.	SunBridge Care and Rehabilitation for Decatur	Sun	183	Lease	1350 14th Avenue SE	Decatur	AL	35601
32.	4.	SunBridge Care and Rehabilitation for Dunbar	Sun	120	Lease	501 Caldwell Lane	Dunbar	WV	25064
33.	5.	SunBridge at Merry Wood	Sun	124	Lease	280 Mount Hebron Road	Elmore	AL	36025
34.	6.	SunBridge Care and Rehabilitation for Emmett	Sun	40	Lease	501 West Idaho Boulevard	Emmett	ID	83617
35.	7.	SunBridge Care and Rehabilitation - Homestead	Sun	102	Lease	1900 East Main Street	Lancaster	OH	43130
36.	8.	SunBridge Care and Rehabilitation for LaFollette	Sun	178	Lease	155 Davis Road	LaFollette	TN	37766
37.	9.	Laurel Park	Sun	43	Lease	1425 West Laurel Avenue	Pomona	CA	91768
38.	10.	SunBridge Care and Rehabilitation for Lexington	Sun	86	Lease	877 Hill Everhart Road	Lexington	NC	27295
39.	11.	SunBridge Care and Rehabilitation for Marion	Sun	100	Lease	524 James Way	Marion	OH	43302
40.	12.	SunBridge Care & Rehabilitation for Maynardville	Sun	77	Lease	215 Richardson Way	Maynardville	TN	37807
41.	13.	Meadowbrook Manor	Sun	77	Lease	3951 East Boulevard	Los Angeles	CA	90066
42.	14.	SunBridge Care and Rehabilitation for Milford	Sun	135	Lease	10 Veterans Memorial Drive	Milford	MA	01757
43.	15.	SunBridge Care and Rehabilitation for Mount Olive	Sun	150	Lease	228 Smith Chapel Road	Mount Olive	NC	28365
44.	16.	SunBridge Care and Rehabilitation for Muscle Shoals	Sun	90	Lease	200 Alabama Avenue	Muscle Shoals	AL	35661
45.	17.	Olive Vista	Sun	120	Lease	2335 South Towne Avenue	Pomona	CA	91766
46.	18.	SunBridge Care and Rehabilitation for Parkersburg	Sun	66	Lease	1716 Gihon Road	Parkersburg	WV	26101
47.	19.	SunBridge Pine Lodge Care and Rehabilitation	Sun	120	Lease	405 Stanaford Road	Beckley	WV	25801
48.	20.	SunBridge Care and Rehabilitation for Putnam	Sun	120	Lease	300 Seville Road	Hurricane	WV	25526
49.	21.	SunBridge Care and Rehabilitation for Salem	Sun	112	Lease	146 Water Street	Salem	WV	26426
50.	22.	Shandin Hills Behavior Therapy Center	Sun	78	Lease	4164 North 4th Avenue	San Bernardino	CA	92407
51.	23.	SunBridge Care and Rehabilitation - Shoals	Sun	103	Lease	500 John Aldridge Drive	Tuscumbia	AL	35674
52.	24.	Sierra Vista	Sun	116	Lease	3455 East Highland Avenue	Highland	CA	92346
53.	25.	SunBridge Care and Rehabilitation for Siler City	Sun	160	Lease	900 West Dolphin Street	Siler City	NC	27344
54.	26.	SunBridge Care and Rehabilitation for the Triad	Sun	199	Lease	707 North Elm Street	Highpoint	NC	27262
55.	27.	SunBridge Care and Rehabilitation - Tuscumbia	Sun	109	Lease	813 Keller Lane	Tuscumbia	AL	35674
56.	28.	Whittier Care and Rehabilitation	Sun	142	Lease	820 NW 95th Street	Seattle	WA	98117
57.	29.	Falmouth Nursing & Rehab Center	Sun	120	Lease	359 Jones Road	Falmouth	MA	02540
58.	30.	Mashpee Nursing & Rehab Center	Sun	98	Lease	161 Falmouth Road, Rte 128	Mashpee	MA	02649
59.	31.	Wakefield Nursing & Rehab Center	Sun	149	Lease	1 Bathol Street	Wakefield	MA	01880
60.	32.	Westfield Nursing & Rehab Center	Sun	98	Lease	60 East Silver Street	Westfield	MA	01085
61.	33.	Idaho Falls Care Center	Sun	108	Lease	3111 Channing Way	Idaho Falls	ID	83404
62.	34.	Twin Falls Care Center	Sun	116	Lease	674 Eastland Drive	Twin Falls	ID	83301
63.	35.	Robert H. Ballard Rehabilitation Hospital	Sun	60	Lease	1760 West 16th Street	San Bernardino	CA	92411
64.	36.	Continental Rehabilitation Hospital of San Diego	Sun	110	Lease	555 Washington Street	San Diego	CA	92103
		Subtotal		4,021

		Grand Total		7,239

Schedule 5.13

MATERIAL CONTRACTS; CONTRACTS SUBJECT TO

ASSIGNMENT OF CLAIMS ACT

1.           Second Amended and Restated Master Lease Agreement, entered into as of February 1, 2008, by and among (a) the lessor entities identified on the signature page thereto, as Lessor, (b) the lessee entities listed on the signature page thereto, as Lessee, (c) Omega Healthcare Investors, Inc., and (d) the guarantor entities identified on the signature page thereto, as guarantors.

2.           Master Lease, dated as of September 30, 2003, between OHI Asset (CA), LLC, as Lessor, and Permunitum LLC, as Lessee.

3.           Amended and Restated Master Lease, dated as of June 9, 2006, between OHI Asset (LA), LLC, as Lessor, and Nexion Health of OHI, Inc., as Lessee.

4.           Master Lease, dated as of November 1, 2001, between Bayside Street, Inc., as Lessor, and Stonegate SNF Properties, LP, as Lessee.